                                                                   Exhibit 10.20

December 3, 2003

Mr. Jim Parsons, Chief Executive Officer
Decorize, Inc.
1938 E. Phelps
Springfield, MO 65802

Re:  Investment Banking/Advisory Agreement ("Agreement")

Dear Mr. Parsons:

     We are pleased to set forth the terms of the retention of First  Securities
USA, Inc., member NASD/SiPC through its SBI USA division  ("Investment  Banker")
by Decorize, Inc. (collectively with its affiliates,  subsidiaries,  successors, and assigns, the "Company").

     1.   The Company hereby engages the Investment  Banker,  and the Investment
Banker hereby  accepts such  engagement,  as the Company's  exclusive  financial advisor,  for 12 months  from the date of this  Agreement,  in  connection  with financial advisory  services.  Investment Banker will assist the Company through
Investment Banking Services and Introductions to Certain Parties relevant to the
Company's industry.

          (a)  Investment  Banking  Services:  In such capacity,  the Investment
Banker shall be available for advice,  and shall advise the Company with respect to such  financial  matters  as the  Company  shall  from time to time  request, including matters relating to: capital raising,  whether from  institutional and other investors or lenders or from the private  placement of debt instruments or equity  securities;  public  offerings  of debt or equity;  structure of debt or equity  financings;  acquisitions and other business  ventures;  stockholder and securities dealer relations;  and general investor relations.  In performance of these duties,  the Investment Banker shall provide the Company with the benefits of its best  judgment and efforts.  It is  understood  and  acknowledged  by the parties that the value of the  Investment  Banker's  advice is not measurable in any quantitative  manner,  and that the Investment  Banker shall be obligated to render  advice,  upon the request of the  Company,  in good  faith,  without any requirement as to specific methodology or time requirement.

          (b)  Introduction  to Certain  Parties:  In such capacity,  Investment
Banker will provide  introductions  to  Broker-Dealers,  Market  Makers or small
Institutional Investors with a focus on relevant industries and/or securities.

          (c)  Mergers and Acquisition  Advisory:  In such capacity,  Investment
Banker shall assist the Company in the identification, analysis, negotiation and due  diligence  related to

                  First Securities USA, Inc., member NASD/SiPC

December 3, 2003

potential  mergers or  acquisitions  involving  the Company.  If  required,  the
Investment Banker shall provide a fairness opinion for the merger or acquisition transaction.

          (d)  Capital Raising:  In such capacity,  the Investment  Banker shall assist  the  Company  in raising  capital  for  working  capital  purposes.  The structure of such  financings  shall be governed by a separate  Managing  Dealer
Agreement.

     2.   In connection with the Investment Banker's activities on the Company's behalf,  (a) the Investment  Banker will  familiarize  itself with the business, operations,  properties,  financial condition, and prospects of the Company, and
(b) the Company will cooperate  with the Investment  Banker and will furnish the
Investment  Banker with all  information  and data  concerning  the Company (the
"Information")  which the Investment  Banker deems  appropriate and will provide the  Investment  Banker  with  access  to  the  Company's  officers,  directors, employees,  independent  accountants,  and legal counsel. The Company represents and warrants that, to the Company's knowledge, all Information made available to the Investment Banker by, or on behalf of, the Company will, at all times during the period of engagement of the  Investment  Banker  hereunder,  be complete and correct in all material  respects and will not contain any untrue statement of a material  fact or omit to state a material  fact  necessary in order to make the statements therein not misleading in the light of the circumstances  under which such statements are made. The Company  further  represents and warrants that any projections  provided by, or on behalf of, it to the Investment Banker will have been prepared in good faith and will be based upon  assumptions  which, in light of the  circumstances  under which they are made,  are  reasonable.  The Company
acknowledges  and  agrees  that,  in  rendering  its  services  hereunder,   the
Investment  Banker  will  be  using  and  relying  on  the  Information  without independent  verification  thereof  by  the  Investment  Banker  or  independent appraisal  by  the  Investment  Banker  of  any of  the  Company's  assets.  The
Investment  Banker does not assume  responsibility  regarding the Company or any other  party.  Any advice  rendered by the  Investment  Banker  pursuant to this
Agreement may not be disclosed publicly without our prior written consent.

     3.   The  Investment  Banker  shall  be  compensated  for its  services  as follows:

          (a)  The Company shall deliver to the Investment Banker 100,000 shares of the Company's common stock upon the execution of this Agreement. These shares shall be registered as soon as possible after the execution of this Agreement

          (b)  90 days after the execution of this  Agreement,  the Company will authorize,  and the  Investment  Banker or its  designees  shall be  entitled to receive,  purchase warrants (the "Warrants") to purchase 1,500,000 shares of the
Company's  stock at $2.00  per  share.  The term of the  Warrants  shall be nine months from the date of authorization.

          The  Warrants  will contain  standard  anti-dilution  provisions.  The
Company  agrees,  at its expense,  after their  issuance,  to grant the Warrants piggyback  registration  rights to  register  the  Securities  (the  "Underlying
Securities") issuable, directly or indirectly, upon the exercise of the Warrants for resale at any time during the term of the  Warrants.  The Company  will bear all the

December 3, 2003

costs  of  such  piggyback  registration,   except  for  customary  underwriting
discounts  and  commissions.  The Company  shall not enter into any agreement or take any other step that would  impair  the  registration  rights of any of such holders granted hereby. The Company shall be required to register,  and bear all costs  associated with the piggyback  registration of the shares  underlying the
Warrants.

          (c)  In the event of a merger or  acquisition  during the term of this
engagement,   the  Investment  Banker  shall  provide  a  fairness  opinion  for transaction.  The  Investment  Banker  shall  receive a fee for this  opinion at closing of the transaction in an amount equal to 1.75% of the transaction value.
The Investment Banker and Company shall execute a separate engagement letter for the fairness opinion upon occurrence of a Transaction.

          (d)  In the  event  the  Investment  Banker  provides  debt or  equity capital to the Company through a private placement led by the Investment Banker, the Investment Banker shall be entitled to the following compensation:

               1.   10% cash  commission  on the gross  proceeds  of the private placement

               2.   10%  warrant  commission  on the  gross  shares  sold in the private placement. The warrants shall have an exercise price equal to 125% of the offering price.

     4.   The Company agrees to promptly reimburse the Investment  Banker,  upon request from time to time, for all out-of-pocket expenses incurred by Investment
Banker  (including fees and  disbursements of counsel,  and of other consultants and  advisors  retained by  Investment  Banker) in  connection  with the matters contemplated by this Agreement.  Pre-approval from the Company shall be required for any individual  expenses in excess of $500.00 and any total month's  expense of more than $1,000.  The Investment  Banker shall invoice the Company from time to time for out-of-pocket expenses incurred with payment due upon receipt of the invoice.  In  addition,  the  Company  shall pay all of its  costs and  expenses incident  to the  purchase,  sale,  and  delivery  of  the  Securities  and  the
securities  issuable  upon  the  conversion,   exchange,  or  exercise  thereof,
including  without  limitation,  all  fees  and  expenses  of  filings  with the
Securities and Exchange  Commission  and the National  Association of Securities
Dealers,  Inc., in each case if applicable;  all blue sky fees and expenses; all fees of the counsel to the Placement Agents; fees of counsel and accountants for the Company;  printing costs, including costs of printing the Memorandum and any amendments,  supplements, or exhibits thereto, any preliminary drafts thereof or amendments thereto, all private placement documents,  blue sky memoranda,  and a reasonable  quantity of Memoranda as determined by the Investment Banker;  costs of investigative reports regarding the Company and its affiliates; the Company's road show costs and  expenses;  and the cost of preparing  five bound volumes of the Private  Placement  documents for the  Investment  Banker and counsel to the
Placement Agents.

     5.   The Company  agrees to  indemnify  and hold  harmless  the  Investment
Banker and their respective  affiliates,  their respective directors,  officers, agents, and employees and affiliates, and each other person, if any, controlling the Investment  Banker or any of their respective

December 3, 2003

affiliates  (collectively  the  "Indemnified  Persons"),  from and  against  any
losses,  claims,  damages,   liabilities  or  expenses  (or  actions,  including
shareholder  actions,  in respect  thereof)  related  to or arising  out of such engagement or the  Investment  Banker's role in connection  therewith,  and will reimburse  the  Indemnified  Persons  for  all  reasonable  expenses  (including out-of-pocket  expenses and  Investment  Banker's  counsel fees and expenses) as they are incurred by the Indemnified  Persons in connection with  investigating, preparing or defending  any such action or claim,  whether or not in  connection with pending or  threatened  litigation  in which the  Investment  Banker or any
Indemnified Person is a party. The Company will not, however,  be responsible to the Investment Banker for any losses, claims, damages,  liabilities, or expenses which are finally  judicially  determined  to have resulted  primarily  from the
Investment  Banker's gross negligence.  The Company also agrees that none of the
Indemnified  Persons  shall  have  any  liability  to  the  Company  for,  or in connection with, the services or matters  pertaining to the Agreement except for any such  liability  for  losses,  claims,  damages,  liabilities,  or  expenses incurred by the Company  that results  primarily  from the  Investment  Banker's gross  negligence.  If the forgoing  indemnity is unavailable or insufficient to hold the Indemnified Persons harmlessfor any reason other than gross negligence, then  the  Company  shall  contribute  to the  amount  paid  or  payable  by the
Indemnified Persons, in respect of the Indemnified Persons, for losses,  claims, damages,  liabilities,  or expenses in such proportion as appropriately reflects the relative  benefits  received by, and fault of, the Company,  on the one hand and the Indemnified  Persons, on the other, in connection with the matters as to which such losses,  claims,  damages,  liabilities or expenses  relate and other
equitable  consideration;   provided,  however,  the  Company  agrees  that  the
aggregate contribution of all Indemnified Persons shall in all cases be not more than the  amount of fees  actually  received  by the  Investment  Banker for its services.  It is hereby further agreed that the relative benefits to the Company on the one hand and the  Indemnified  Persons on the other  with  respect to any transaction  contemplated  by the  Agreement  shall be  deemed to be in the same proportion  as (i) the  total  value of the  transaction  bears to (ii) the fees actually paid to the  Investment  Banker with respect to such  transaction.  The foregoing  Agreement  shall be in  addition  to any rights  that any  Investment
Banker or any  Indemnified  Person  may have at  common  law or  otherwise.  The
Company hereby  consents to personal  jurisdiction  and service and venue in any court in which any claim which is subject to this  Agreement is brought  against
the  Investment  Banker  or  any  other  Indemnified   Person.  If  any  action,
proceeding,  or investigation is commenced as to which an Indemnified  Person is entitled to  indemnification,  the  Indemnified  Person  shall have the right to retain  counsel of its own choice to  represent  it, the  Company  shall pay the reasonable  fees and expenses of such  counsel,  and such  counsel  shall to the extent  consistent  with its  professional  responsibilities  cooperate with the
Company and any counsel  designated  by the Company;  provided  that the Company shall not be responsible for the fees and expenses of more than one counsel.

     6.   Upon the  completion of SBI's due  diligence  the Company  represents, warrants, and covenants that:

          (a)  The Company has been duly organized and is validly  existing as a corporation in good standing under the laws of its state of  incorporation.  The
Company  is duly  qualified  or  licensed  and in  good  standing  as a  foreign corporation in each jurisdiction in which it

December 3, 2003

does business. The Company has all requisite corporate power and authority,  and
all  material  and  necessary  authorizations,   approvals,   orders,  licenses,
certificates and permits of and from all governmental  regulatory  officials and bodies to own or lease its properties and conduct its business.  The Company has all  corporate  power  and  authority  to  enter  into  this  Agreement  and any agreement(s)  evidencing the Agent's Warrant (the "Warrant  Agreements")  and to
carry  out the  provisions  and  conditions  hereof  and  thereof.  No  consent, authorization or order of, and no filing with, any court,  government  agency or other body is required for the issuance of the Agent  Warrants or any securities issuable upon exercise of the Agent  Warrants  except with respect to applicable federal and state securities laws.

          (b)  The authorized capital and the issued and outstanding  securities of the Company are as set forth in the Company's filings with the Securities and
Exchange Commission ("SEC") (collectively, the "Disclosure Documents").

          (c)  The  Company  has good and  marketable  title  to,  or valid  and enforceable  leasehold estates in, all items of real and personal property owned or leased by it,  free and clear of all liens,  claims,  encumbrances,  security interests and defects of any material nature whatsoever.

          (d)  There is no  litigation  or  governmental  proceeding  pending or threatened  against,  or involving  the  properties  or business of, the Company which  might  materially  adversely  affect  the value or the  operation  of the properties or the business of the Company, except as set forth in the Disclosure
Documents.

          (e)  The  financial   statements  of  the  Company  contained  in  the
Disclosure  Documents  fairly present the financial  position and the results of operations  of the Company at the dates and for the periods to which they apply;
and such financial  statements  have been prepared in conformity  with generally accepted  accounting  principles,  consistently  applied  throughout the periods involved.

          (f)  There has been no material  adverse  change in the  condition  or prospects for  commercialization of the Company,  financial or otherwise,  as of the latest dates as of which such condition or prospects,  respectively, are set forth in the Disclosure  Documents;  and the outstanding  debt, the property and the  business  of the Company  each  conforms  in all  material  respects to the descriptions thereof contained therein.

          (g)  The Company is not in violation of its Articles of  Incorporation or By-Laws.  Neither the execution and delivery of this Agreement or the Warrant
Agreements,  nor the  issuance  of the Agent  Warrants  or the  securities  upon exercise of the Agent Warrants,  nor the consummation of any of the transactions contemplated  herein or in the Warrant  Agreements,  has conflicted with or will conflict  with,  or has  resulted  in or will  result in a breach of, any of the terms and provisions of, or has  constituted or will constitute a default under, or has  resulted in or will result in the  creation or  imposition  of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture,  mortgage, deed of trust, note, loan

December 3, 2003

or  credit  agreement  or  any  other  agreement  or  instrument  evidencing  an obligation for borrowed money, or any other agreement or instrument to which the
Company  is  subject;  nor will  such  action  result  in any  violation  of the provisions of the Certificate of Incorporation or the By-Laws of the Company, or
any statute or any order,  rule or  regulation  applicable to the Company of any court or of any federal, state or other regulatory authority or other government body having  jurisdiction  over the Company;  except for any  conflict,  breach, default,  lien, charge or encumbrance which does not have a material and adverse effect  on  the  Company,  any of  its  business,  property  or  assets,  or any transactions contemplated hereby.

          (h)  All taxes  which are due and payable  from the Company  have been paid in full, and the Company does not have any material tax deficiency or claim outstanding, assessed or proposed against it.

          (i)  The  Company  owns or  possesses,  free and clear of all liens or encumbrances  and rights  thereto or therein  by third  parties,  the  requisite licenses  or other  rights to use all  trademarks,  service  marks,  copyrights, service names, trade names, patents, patents applications and licenses necessary to conduct and material to its business (including,  without limitation any such licenses  or rights  described  in the  Disclosure  Documents  as being owned or possessed  by the  Company),  and  there is no  material  claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive  rights of the Company with respect to any trademarks,  service marks, copyrights,  service  names,  trade  names,  patents,  patent  applications  and licenses used in the conduct of the  Company's  businesses  (including,  without limitation,  any such licenses or rights  described  herein or in the Disclosure
Documents as being owned or possessed by the  Company);  the  Company's  current products,  services  and  processes  do not and will not infringe on any patents currently held by third parties.

          (j)  Neither  this  Agreement  nor  the  Warrant  Agreements  nor  the
Disclosure  Documents  contains any untrue statement of a material fact or omits to state any material  fact required to be stated herein or therein or necessary to make the statements herein or therein,  in light of the  circumstances  under which they were made, not misleading. All statements of material facts herein or therein  (including,  without  limitation,  any  Exhibit or  Schedule  hereto or thereto) are true and correct as of the date hereof and will be true and correct on each Closing Date, if any.

          (k)  To the best  knowledge of the  undersigned  officer,  neither the
Company, nor any of its respective officers,  employees or agents, nor any other person  acting on behalf of the Company has,  directly or  indirectly,  given or agreed to give any  money,  gift or similar  benefit  (other  than  legal  price concessions  to customers in the ordinary  course of business) to any  customer, supplier,  employee or agent of a customer or supplier,  or official or employee of a customer or supplier, or official or employee of any governmental agency or instrumentality  of any government  (domestic or foreign) or any political party or candidate  for office  (domestic or foreign) or other person who is or may be in a position  to help or hinder the  business  of the  Company (or assist it in connection with any actual or proposed  transaction) which (A) might subject the
Company  to any  damage  or  penalty  in any  civil,  criminal  or  governmental litigation  or

December 3, 2003

proceeding,  (B) if not given in the past,  might have had a materially  adverse effect on the assets,  business operations of the Company as reflected in any of the  financial  statements  delivered to the  Investment  Banker,  or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company.

          (l)  To the best  knowledge  of the  undersigned  officer,  the minute books of the Company  contain a complete  summary of all meetings and actions of
the  directors  and   stockholders   of  the  Company  since  the  time  of  its
incorporation   (and  of  any  predecessor  to  the  Company)  and  reflect  all transactions referred to in such minutes accurately in all respects.

          (m)  The Company has not dealt with or engaged any  unlicensed  finder who was required to be licensed in connection with any financing activities.

     7.   The term of this  Agreement  shall  commence  on the date  hereof  and expire  on  the  first  anniversary  of the  date  hereof.  Notwithstanding  the foregoing,  either party hereto may  terminate  this  Agreement at any time upon written notice, without liability or expenses incurred or continuing obligation, except  as  otherwise  set  forth in this  section.  Such  termination  shall be effective  60 days from the date of the receipt of the written  notice.  Neither termination  of this  Agreement nor  completion of the  assignment  contemplated hereby shall affect: (i) any compensation  earned by Investment Banker up to the effective  date of  termination  or  completion,  as the case  may be,  (ii) the reimbursement  of  expenses  incurred  by  Investment  Banker  up to the date of termination or completion, as the case may be, (iii) the provisions of Section 4 of this Agreement, and (v) the Indemnification Provisions of this Agreement, all of which shall remain operative and in full force and effect.

     8.   The Company shall not use the name of the Investment  Banker or of any of the Investment Banker's divisions or affiliates in any promotional  material, press release or other written or oral communication without the express written consent of the Investment Banker.

     9.   The validity and interpretation of this Agreement shall be governed by the law of the State of California applicable to agreements made and to be fully performed therein.

     10.  The  benefits  of  this  Agreement   shall  inure  to  the  respective
successors  and assigns of the  parties  hereto and of the  indemnified  parties hereunder  and  their  successors  and  assigns  and  representatives,  and  the obligations  and  liabilities  assumed in this  Agreement by the parties  hereto shall be binding upon their respective successors and assigns.

     11.  For the convenience of the parties hereto,  any number of counterparts of this Agreement may be executed by the parties hereto.  Each such  counterpart shall  be,  and shall be deemed  to be,  an  original  instrument,  but all such counterparts  taken together shall  constitute one and the same Agreement.  This
Agreement may not be modified or amended except in writing signed by the parties hereto.

December 3, 2003

     If the foregoing correctly sets forth our agreement, please sign and return the enclosed copy of this letter.  By accepting this letter,  the Company agrees to keep this  letter  and all terms  confidential  and not to "shop" it with any other placement agents or underwriters.

Very truly yours,

FIRST SECURITIES USA, INC.                   SBI USA

  /s/ Stanley C. Brooks                        /s/ Shelly Singhal
-----------------------------------          -----------------------------------
BY:   Stanley C. Brooks                      BY:   Shelly Singhal
ITS:  President                              ITS:  Managing Director

ACCEPTED AND AGREED TO

This 13th day of November, 2003

DECORIZE, INC.

  /s/ Jim Parsons
-----------------------------------
BY:   Jim Parsons
ITS:  President